UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2022, we held our Annual Meeting of Shareholders at which our stockholders approved the Velocity Financial, Inc. Amended and Restated 2020 Omnibus Incentive Plan (the “2020 Plan”) and the Velocity Financial, Inc. Employee Stock Purchase Plan (the “ESPP”), which had been previously recommended for approval by the Compensation Committee of the Board of Directors of the Company (the “Board”) and previously approved by the Board, in each case, subject to stockholder approval. The 2020 Pan and the ESPP became effective as of the date of stockholder approval, as further discussed below.

The material features of the 2020 Plan are described in the section entitled “Item IV – Approve Our Amended and Restated 2020 Omnibus Incentive Plan” starting on page 24 of our definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”), which description is incorporated herein by reference. The description is qualified in its entirety by reference to the 2020 Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The material features of the ESPP are described in the section entitled “Item V – Approve Out Employee Stock Purchase Plan” starting on page 32 of the Proxy Statement, which description is incorporated herein by reference. The description is qualified in its entirety by reference to the ESPP, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2022, the stockholders of the Company approved amendments to our Certificate of Incorporation at the Annual Meeting, as described under Item 5.07 below, to provide for the following:

Stockholder Right to Act by Written Consent

The Restated Charter (as defined below) creates a right for stockholders to take any action that may be taken by stockholders at an annual meeting or special meeting of stockholders by written consent without a meeting, without prior notice, and without a vote (the “Written Consent Amendment”). In order to be effective, such action by written consent must be executed and delivered by holders of outstand shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted.

Stockholder Right to Call Special Meetings

The Restated Charter creates a right for stockholders to cause the Secretary of the Company to call a special meeting of the Company’s stockholders. Pursuant to the Restated Charter, a special meeting request may be made by stockholders who collectively Own (as defined in the Restated Charter) at least twenty percent (20%) of the voting power all of shares of the Company entitled to vote on the matters to be brought before the proposed special meeting (the “Special Meeting Amendment”). The Restated Charter provides that such request must comply with the procedures and other terms and conditions related to special meetings set forth in the Company’s bylaws from time to time.

The full text of the above amendments were set forth in Items VI and VII, respectively, of the Proxy Statement, which are incorporated by reference and are qualified in their entirety by reference to the full text of the Restated Charter filed herewith. The amendments became effective upon the filing with the Secretary of State of the State of Delaware on May 19, 2022

The Board approved each of the above amendments and the restatement of the Charter (the “Restated Charter”). The full text of the Restated Charter is attached as Exhibit 3.1 and is incorporated herein by reference. In addition, a copy of the Restated Charter marked to show the above amendments is attached as Exhibit 3.2 and is incorporated herein by reference. The Restated Charter became effective upon the filing with the Secretary of State of the State of Delaware on May 20, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 19, 2022 to allow our stockholders to vote on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal I: Election of Directors.

All of our Directors were re-elected and received the following votes:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Dorika M. Beckett	31,492,419	170,337	35	391,416
Michael W. Chiao	31,618,129	44,627	35	391,416
Christopher D. Farrar	31,620,881	41,870	35	391,416
Alan H. Mantel	31,608,877	53,879	35	391,416
John P. Pitstick	31,624,374	38,382	35	391,416
John A. Pless	31,477,356	185,400	35	391,416
Joy L. Schaefer	31,492,419	170,337	35	391,416
Katherine L. Verner	31,623,984	38,772	35	391,416

Proposal II: The approval of our named executive officers’ compensation on an advisory basis, including the following resolution:

Resolved, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure is approved.

Our shareholders voted as noted below and approved the resolution and our 2021 executive compensation.

Number of Votes
For	28,925,885
Against	2,719,822
Abstain	17,084
Broker Non-Votes	391,416

Proposal III. The ratification of KPMG LLP as our independent auditor for 2022.

Our shareholders ratified KPMG LLP as our independent auditor for 2022 with the following votes:

Number of Votes
For	32,034,201
Against	19,571
Abstain	435

Proposal IV: The approval of our Amended and Restated 2020 Omnibus Incentive Plan:

Our shareholders approved the 2020 Plan with the following votes:

Number of Votes
For	31,525,517
Against	137,272
Abstain	2
Broker Non-Votes	391,416

Proposal V: The approval of our Employee Stock Purchase Plan:

Our shareholders approved the ESPP with the following votes:

Number of Votes
For	28,602,384
Against	3,060,407
Abstain	0
Broker Non-Votes	391,416

Proposal VI: The approval of an amendment to our Certificate of Incorporation to allow shareholders to act by written consent:

Our shareholders approved the Written Consent Amendment with the following votes:

Number of Votes
For	28,678,902
Against	2,983,889
Abstain	0
Broker Non-Votes	391,416

Proposal VII: The approval of an amendment to our Certificate of Incorporation to allow shareholders to call special meetings:

Our shareholders approved the Special Meeting Amendment with the following votes:

Number of Votes
For	31,637,023
Against	25,768
Abstain	0
Broker Non-Votes	391,416

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3	Restated Certificate of Incorporation of Velocity Financial, Inc.

10.1	Velocity Financial, Inc. Amended and Restated 2020 Omnibus Incentive Plan is incorporated by reference to Annex I attached to the Company’s definitive proxy statement filed on April 8, 2022 (File No. 001-39183)

10.2	Velocity Financial, Inc. Employee Stock Purchase Plan is incorporated by reference to Annex II attached to the Company’s definitive proxy statement filed on April 8, 2022 (File No. 001-39183)

104	Cover Page Interactive File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

May 20, 2022	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

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